U.S. GLOBAL ACCOLADE FUNDS

                          REGENT EASTERN EUROPEAN FUND

                     SUPPLEMENT DATED SEPTEMBER 21, 2000, TO
                         PROSPECTUS DATED MARCH 1, 2000

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PORTFOLIO MANAGER - PAGES 12 and 13

Delete the paragraph under "Portfolio Manager" on pages 12 and 13, and replace with the following:

     The portfolio management team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Andrew Wiles is the team leader for the Fund. Mr. Wiles has worked for Regent Fund Management (UK) Ltd. for five years and heads the fund management team responsible for public equity investments in Russia and Eastern/Central Europe. Before joining Regent, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is a member of the Institute of Investment Management and Research.